SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2003

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-b)

                (Exact name of registrant as specified in charter)

North Carolina                333-74544-04                  95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-b

On January 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-b, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-b relating to the distribution date of January 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2003


                             Payment Date: 01/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-b
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        309,667,919.35    5.199000%    24,178,436.40  1,341,636.26   25,520,072.66       0.00       0.00
                        A2         35,662,715.69    5.199000%     2,784,494.77    154,508.72    2,939,003.49       0.00       0.00
                        A3          1,301,689.12    5.199000%       101,634.06      5,639.57      107,273.63       0.00       0.00
                        A4            503,776.88    0.000000%           656.27          0.00          656.27       0.00       0.00
Residual                AR                  0.00    5.199000%             0.00          0.04            0.04       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          6,691,245.03    5.199000%         7,246.44     28,989.82       36,236.26       0.00       0.00
                        B2          2,726,979.30    5.199000%         2,953.25     11,814.64       14,767.88       0.00       0.00
                        B3          1,982,627.78    5.199000%         2,147.13      8,589.73       10,736.87       0.00       0.00
                        B4            990,818.98    5.199000%         1,073.03      4,292.72        5,365.75       0.00       0.00
                        B5            991,808.80    5.199000%         1,074.10      4,297.01        5,371.11       0.00       0.00
                        B6            743,892.76    5.199000%           805.62      3,222.92        4,028.53       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        361,263,473.70     -           27,080,521.08  1,562,991.43   28,643,512.51     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        285,489,482.95              0.00
                                A2         32,878,220.91              0.00
                                A3          1,200,055.06              0.00
                                A4            503,120.61              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          6,683,998.59              0.00
                                B2          2,724,026.05              0.00
                                B3          1,980,480.65              0.00
                                B4            989,745.95              0.00
                                B5            990,734.70              0.00
                                B6            743,087.14              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        334,182,952.62     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-b
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    309,667,919.35     5.199000% 0605066R8    55.689895      3.090174    657.564418
                           A2     35,662,715.69     5.199000% 0605066S6    55.689895      3.090174    657.564418
                           A3      1,301,689.12     5.199000% 0605066T4    55.689895      3.090174    657.564418
                           A4        503,776.88     0.000000% 0605066U1     1.286373      0.000000    986.173841
Residual                   AR              0.00     5.199000% 0605066V9     0.000000      0.436756      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      6,691,245.03     5.199000% 0605066W7     1.071959      4.288435    988.757188
                           B2      2,726,979.30     5.199000% 0605066X5     1.071959      4.288435    988.757188
                           B3      1,982,627.78     5.199000% 0605066Y3     1.071959      4.288435    988.757188
                           B4        990,818.98     5.199000% 0605066Z0     1.071959      4.288435    988.757188
                           B5        991,808.80     5.199000% 0605067A4     1.071959      4.288435    988.757188
                           B6        743,892.76     5.199000% 0605067B2     1.071959      4.288437    988.757644
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     361,263,473.70       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-b
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       334,182,952.27   334,182,952.27
Loan count                    680              680
Avg loan rate           6.123244%             6.12
Prepay amount       26,689,204.03    26,689,204.03

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       228,007.70       228,007.70
Sub servicer fees            0.00             0.00
Trustee fees               903.16           903.16


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.093524%           100.000000%            347,136,101.05
   -----------------------------------------------------------------------------
   Junior            3.906476%             0.000000%             14,112,073.08
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           9                 3,739,608.87
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 9                 3,739,608.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           28,643,512.51         28,643,512.51
Principal remittance amount           27,080,521.08         27,080,521.08
Interest remittance amount             1,562,991.43          1,562,991.43